UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 30, 2018

EDGEWELL PERSONAL CARE COMPANY

(Exact name of registrant as specified in its charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 Timberlake Manor Parkway, Chesterfield, Missouri 63017
(Address of principal executive offices)

314-594-1900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 30, 2018, the Board of Directors (the “Board”) of Edgewell Personal Care Company (the “Company”), voted to increase the size of the Board effective October 1, 2018 (the “Effective Date”) from eight to ten members, and elected each of Joseph D. O’Leary and Gary K. Waring as a member of the Board effective on the Effective Date. Each of Mr. O’Leary and Mr. Waring will stand at the next election of directors at the 2019 annual meeting of the Company’s shareholders for a one-year term. Mr. O’Leary will serve on the Nominating and Executive Compensation Committee of the Board and Mr. Waring will serve on the Audit Committee of the Board.

Each of Mr. O’Leary and Mr. Waring will be compensated on the same basis as all other non-management directors of the Company, as described under “The Board of Directors and Edgewell’s Corporate Governance - Director Compensation” in the Company's Proxy Statement for its 2018 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on December 14, 2017. Each of Mr. O’Leary and Mr. Waring will receive a pro rata share of the annual director compensation for the 2018 calendar year. Each of Mr. O’Leary and Mr. Waring will enter into an indemnification agreement with the Company, in the form previously entered into by the Company with its current directors, a copy of which was listed as Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015.

There are no arrangements or understandings pursuant to which either Mr. O’Leary or Mr. Waring was elected as a director, and there are no related party transactions between the Company and either of Mr. O’Leary or Mr. Waring reportable under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on September 5, 2018 announcing the appointments of Mr. O’Leary and Mr. Waring. A copy of this press release is included as Exhibit 99.1 to this Form 8-K. The information contained in the accompanying Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Edgewell Personal Care Company issued on September 5, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
EDGEWELL PERSONAL CARE COMPANY
By: /s/Marisa Iasenza
Marisa Iasenza
Chief Legal Officer

Dated: September 5, 2018

Exhibit No.	Description
99.1	Press Release of Edgewell Personal Care Company issued on September 5, 2018.